UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2009

                        GREATER ATLANTIC FINANCIAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       0-26467                  54-1873112
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(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


10700 Parkridge Boulevard, Suite P50, Reston, VA                   20191
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (703) 391-1300
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events
               ------------

     As previously reported in a Form 8-K (the "Form 8-K") filed on September 2, 2009 by Greater Atlantic Financial Corp. (the "Company"), members of the Board of Directors and certain officers of the Company received a demand letter (the "Demand") on August 14, 2009, from Richard C. Litman, who claims to be a shareholder of the Company ("Litman"), stating the alleged basis for a stockholder derivative action and demanding such persons take immediate action to protect the interests of common stockholders of the Company. Also as previously reported in the Form 8-K, on August 26, 2009, Litman filed a stockholder derivative lawsuit (Case Number CA4837-VCP) in the Delaware Court of Chancery against the Company and certain other defendants (the "Complaint").

     The Board of Directors of the Company has carefully considered the Demand and has received the advice of independent Delaware legal counsel with respect to the Demand. After reviewing the Demand with legal counsel, as well as the allegations contained in the Complaint as if those allegations had been included as part of the Demand, the Board of Directors has determined that the allegations of the Demand lack merit and that any action in furtherance of the Demand would not be in the Company's interest. Accordingly, on September 22, 2009, the Board of Directors unanimously resolved to refuse the Demand. Further, on September 25, 2009, the Company filed in the Delaware Court of Chancery a motion to dismiss the Complaint.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

     (a)  Financial Statements of Businesses Acquired. Not applicable.
     (b)  Pro Forma Financial Information. Not applicable.
     (c)  Shell Company Transactions. Not applicable.
     (d)  Exhibits. Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          Greater Atlantic Financial Corp.



Date: September 25, 2009             By:  /s/ Carroll E. Amos
                                          -------------------------------------
                                          Carroll E. Amos
                                          President and Chief Executive Officer